GENERAL RELEASE

KNOW ALL MEN BY THESE PRESENTS that in consideration of the sum of TWENTY TWO THOUSAND ($22,000.00) DOLLARS and other valuable consideration to the undersigned in hand paid, the receipt whereof is hereby acknowledged, we the undersigned, do hereby RELEASE, REMISE, and FOREVER DISCHARGE SANFORD EXPLORATION INC. (hereinafter referred to as the "RELEASEE")and their successors and assigns, of and from all manner of actions, claims, damages, causes of action, suits, debts, dues, accounts, bonds, covenants, contracts, demands, costs or any other compensation or interest of any type or nature whatsoever which against the said RELEASEE we have ever had, now have, or hereafter can, shall or may have arising in any way respect to those matters set out in and described in a Form 8-K filed with a date of report being September 18, 2007 and signed and dated by the Releasor September 20, 2007 including but not limited to those agreements described in Item 9.01, Exhibit Number 10.1 and Exhibit Number 10.2 contained in the Form 8-K.

IT IS FURTHER UNDERSTOOD AND AGREED that this Release constitutes the entire agreement between the parties and the terms hereof are contractual and not a mere recital.

We **FURTHER STATE** that we have carefully read the foregoing Release and know the contents thereof and that we sign the same as my own free act.

IN WITNESS WHEREOF we have hereunto set our hand and seal at the City of Vancouver, Province of British Columbia, as at the 30 day of October, 2007.

SIGNED, SEALED AND DELIVERED by GINO CHITARONI in the presence of:

Name: [signature]

Address: 309 - 240 [illegible]

Haileybury ON

Occupation: Assayer

[signature]

GINO CHITARONI

The Corporate Seal of RAVEN RESOURCES INC. was hereunto affixed in the presence of:

Michael [illegible]

Authorized Signatory

C/S